MENTOR FUNDS
              U.S. GOVERNMENT INSTITUTIONAL MONEY MARKET PORTFOLIO
                  MENTOR INSTITUTIONAL MONEY MARKET PORTFOLIO

                                   SUPPLEMENT
                       TO PROSPECTUSES DATED MAY 1, 1997


Mentor Investment Group, LLC ("Mentor") has informed Mentor Funds that Wheat First Butcher Singer, Inc., Mentor's parent company, will be acquired by First Union Corp. ("First Union"), in a transaction expected to occur as early as December of this year. First Union is a global financial services company with approximately $140 billion in assets and $10 billion in total stockholders' equity. The proposed arrangement does not contemplate any changes in the management or operations of Mentor or any of its subsidiaries, including Mentor Investment Advisors, LLC, the Portfolios' investment adviser. Consummation of the acquisition, which is subject to a number of conditions, including regulatory approvals, will result in the termination of the investment advisory agreements between the Portfolios and Mentor Investment Advisors, LLC. It is expected that the Trustees of Mentor Funds will meet to consider new investment advisory agreements between the Portfolios and Mentor Investment Advisors, LLC, to become effective upon consummation of the acquisition. Implementation of the new agreements, which would be substantially identical to the current investment advisory agreements, would be subject to approval of shareholders at a meeting expected to be held prior to the consummation of the acquisition.


                                                           September 15, 1997